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                                                                   EXHIBIT 10.19

                       AMENDMENT TO MANAGEMENT AGREEMENT

         This Amendment to Management Agreement is executed this 31st day of December 1999 by and between Swedish Covenant Managed Care Alliance, Inc. (the "COMPANY") and North American Medical Management -- Illinois, Inc. ("NAMM").

         WHEREAS, the Company and NAMM entered into a certain Management Agreement (the "Agreement") dated August 1, 1996; and

         WHEREAS, NAMM and Northwestern Healthcare Network ("NHN"), of which Company's parent company (the "Hospital" is a member, entered into that certain Master Agreement dated June 29, 1994 (the "Master Agreement"); and

         WHEREAS, NHN and its members have decided to dissolve NHN effective December 31, 1999 and thus to terminate the Master Agreement, at which time Company and Hospital shall no longer be affiliated with NHN; and

         WHEREAS, Section 7.02(G) of the Agreement provides for the termination of the Agreement if Hospital at any time ceases to be affiliated with NHN; and

         WHEREAS, Section 7.03 of the Agreement provides for the termination of the Agreement upon termination of the Master Agreement; and

         WHEREAS, the Company and NAMM mutually desire to amend the Agreement to provide for the continuation of the Agreement, upon the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1 The dissolution of NHN and the termination of the Master Agreement shall not cause the termination of the Agreement.
                  Section 7.02(G) and Section 7.03 of the Agreement are hereby deleted.

         2. Section 7.01 "Term" of the Agreement is deleted and in its place the following is substituted:

                  7.01 Term

                  The term of this Agreement shall be from the Effective Date and shall continue until December 31, 2000.

         3. The terms and conditions of the Master Agreement and that certain Joint Marketing Strategy (the "Joint Marketing Strategy") document executed by NHN and NAMM shall no longer have any effect on the terms and conditions of the Agreement, as hereby amended, or the parties'



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                  responsibilities and/or rights thereunder. All provisions of the Agreement relating to or referencing the Master Agreement and the Joint Marketing Strategy are hereby agreed to be null and void and to have no effect, and specifically Section 1.02 "Master Agreement" and Section 6.01 "Joint Market Strategy" are hereby deleted from the Agreement.

         4. Section 6.03 "NAMM Exclusivity" is deleted from the Agreement in its entirety.

         5.       Section 5.02 "NAMM's Participation in any Company Profits" and
                  Section 5.04 "Payment of Expense Reimbursements to NAMM" are deleted and in their places are substituted:

                  5.02     Management Fee and Surplus Sharing

                           As its Management Fee, NAMM shall receive $30 per Medicare enrollee per month for the first 400 Medicare enrollees and $25 per Medicare enrollee per month for the 401st and greater number of enrollees.

                           Notwithstanding the number of Medicare enrollees, NAMM shall receive a minimum of $100,000 of Management Fees for the calendar year 2000, said $100,000 to be paid in four quarterly installments of $25,000 on or before January 1, 2000; March 1, 2000; June 1, 2000 and September 1, 2000.

                           Additionally, NAMM shall receive 20% of the profits of the Company as its Surplus Share.

         7. The Company will pay to NAMM its Surplus Share earned under the NYLCARE HMO risk arrangement, in accordance with Section
                  5.02 of the Agreement on or before December 31, 1999.

         8.       The Company will use its best efforts to ensure the following:

                  a. That on or before February 15, 2000 the primary care physicians associated with the Company will make available to NAMM lists of their Medicare patients for the purpose of sending HCFA-approved marketing materials to said patients.

                  b. That on or before March 31, 2000 the primary care physicians will sign HCFA-approved letters to their Medicare patients notifying the Medicare patients of the physicians' participation in the Humana Medicare risk program.


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         9.       The Company and NAMM represent that they are in agreement with respect to the Marketing and Provider Relations Action Plan attached hereto as Exhibit A.

         In all other respects, the terms and conditions of the Agreement as hereby amended remain unchanged.

         IN WITNESS WHEREOF, the parties hereto have caused their duly appointed representatives to execute this Amendment to Management Agreement as of the day and date written above.



SWEDISH COVENANT MANAGED CARE ALLIANCE, INC.

By: /s/
   ------------------------------------------------
Its: Vice Chairman
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NORTH AMERICAN MEDICAL MANAGEMENT -- ILLINOIS, INC.

By: /s/
   ------------------------------------------------
Its: Vice President
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